陕西奥星制药有限公司房地产转让合同

转让方：陕西奥星制药有限公司　　　（甲方）

受让方：咸阳市工商行政管理局　　　（乙方）

甲方愿将世纪大道南侧土地使用权、房地产以及相关设施转让给乙方，现就转让有关问题达成如下协议：

一、转让房地产基本情况：

1、地理位置：位于咸阳市世纪大道南侧。土地使用权取得方式：出让。使用年限：2002 年 5 月至 2050 年 11 月。东临咸阳供电局市区电力局，西临咸阳妇幼保健院，北接世纪大道，南至陈杨寨村耕地，面积：合计 4188.8 平方米。

2、甲方土地范围内有房产一处（奥星医药大厦）：面积为 7681.76 平方米，房产证号：咸阳市房权证秦都区字第 G006248 号。

3、其他附属物及设施：该宗土地四周围墙，60 米深自用井一眼，空调 48 台，（其中柜机 16 台，挂机 32 台），天津威克牌可正常使用燃气燃油水暖锅炉一台，广东富士牌垂直电梯两部，天然气管道、配电、监控设施以及上、下水管道设施。

二、转让费及支付方式：

以上房地产、附属物及设施转让费总计人民币 1850 万元整，双方签订合同后乙方先支付甲方定金 50 万元，陕西省工商行政管理局行政拨款到帐后 5 日内首付甲方人民币 500 万元。至 12

月31日前共支付550万元，其余1300万元于2006年12月31日前全部付清。每笔款项均转入甲方帐户。

三、过户手续及费用承担:

转让过户手续由甲方负责办理，乙方配合提供必要的证件及材料，过户过程中产生的一切费用由甲方承担，政策、法律规定由乙方负担的由乙方支付（按实际支出数的政策规定比例支付）。

四、乙方向甲方交付定金后，乙方有权对合同标的物进行进行装修改造，以及院内道路修整，甲方应予以配合。

五、甲方特别义务:

1、甲方自行解决房地产原有的权属瑕疵，不得给乙方留下任何权属限制和遗留问题;

2、甲方的债权、债务由甲方自行清理，与乙方无关。

3、甲方应保证所转让房地产及相关设施的质量达到国家安全使用标准，并向乙方交付该房地产真实、合法、有效的图纸、档案，相关设施的检验报告、合格证明、以及发票。

4、甲方应在2005年1月30日前将该房地产及相关设施的相关债权债务清理完毕，排除一切可能影响乙方日后正常使用的情形和行为。

5、甲方最迟于2006年12月31日前办完房产证、土地证过户手续，将房产和土地登记在乙方名下。

6、双方签订合同之后甲方不得擅自改变或损毁、破坏现有房产结构和一切设施的使用用途，向乙方交接时保证锅炉安装完

好，楼层供热正常，天燃气管网接通，城市供水管网接通。

六、交接手续:

甲方收到乙方的首付款后两个月内全部搬出，向乙方移交所有土地、房地产和设施，搬出时双方将水、电、气表当面摘抄，之前应缴费用由甲方负责清理，之后由乙方承担。

七、违约责任:

1、若甲方未按约定向乙方交付以上土地、房地产及设施或者交付不齐全，以及违反上述任何一条特别义务，乙方则有权拒绝支付余款并有权解除合同，同时可要求甲方承担违约金为逾期每日 500 元。

2、若乙方不能按照约定及时付款，甲方有权解除合同，并可要求乙方赔偿损失或承担逾期付款违约金为每日 500 元。

八、合同未尽事宜，双方另行协商确定，补充协议本合同有同等法律效力。

本合同一式五份，甲、乙双方各执一份，乙方上级行政管理机关一份，存档二份，自双方签字盖章之日起生效。

甲方：陕西奥星制药有限公司

法定代表人：

2004.12.19

乙方：咸阳市工商行政管理局

法定代表人：

04.12.19

中华人民共和国建设部监制

建房注册号： [illegible]

咸阳市房权证秦都区 字第 G006248 号

根据《中华人民共和国宪法》、《中华人民共和国城市房地产管理法》，为保护房屋所有权人的合法权益，对所有权人申请登记的本证所列房产，经审查属实，特发此证。

发证机关（盖章）

市房地产管理局

房屋所有权人	陕西奥星制药有限公司
房屋 坐落	秦都区世纪大道南侧
丘（地）号	产别：其它房产

房屋状况	幢号	房号	结构	房屋总层数	所在层数	建筑面积（平方米）	设计用途
	1	0	钢混	8	0	7661.76	非住宅

共有人 等 0人 共有权证号自 至

土地使用情况摘要

土地证号	200[illegible]第045号	使用面积（平方米）	4188.8[illegible]
权属性质	[illegible]	使用年限	年 月 日至 2[illegible]年 [illegible]月 [illegible]日

设定他项权利摘要

权利人	权利种类	权利范围	权利价值（元）	设定日期	约定期限	注销日期

附 记

填发单位（盖章）：[illegible]房产管理[illegible]

填发日期：2003年6月6日

房地产分丘平面图

坐落 秦都区世纪大道南侧

图幅号 ________
丘　号 ________


N
世 纪 大 道
咸 阳 市 供 电 局 市 区 电 力 局
咸 阳 市 妇 幼 保 健 站

咸阳市房地[illegible]管理处

咸国用（2002）字第 045 号

中华人民共和国
国有土地使用证

中华人民共和国国土资源部制

NO 01645518[illegible]

单位和个人依法使用的国有土地，由县级以上人民政府登记造册，核发证书，确认使用权。

——摘自《中华人民共和国土地管理法》第十一条

国家实行土地使用权和房屋所有权登记发证制度。

——摘自《中华人民共和国城市房地产管理法》第五十七条

依法改变土地权属和用途的，应当办理土地变更登记手续。

——摘自《中华人民共和国土地管理法》第十二条

依法登记的土地的所有权和使用权受法律保护，任何单位和个人不得侵犯。

——摘自《中华人民共和国土地管理法》第十三条

根据《中华人民共和国土地管理法》和《中华人民共和国城市房地产管理法》规定，由土地使用者申请，经调查审定，准予登记，发给此证。

人民政府（章）

2002年5月

土地使用者	陕西秦昱制药有限公司
座　　落	咸阳市世纪大道
地　　号	／　　图　　号　／
用　　途	工业(工)　　土地等级　／
使用权类型	出让　　终止日期　2050年 月
使用权面积	4188.8㎡
其中共用分摊面积	

注册机关　　（章）

二〇〇二年五月九日

记　　　事	
日期	内　　　　容
	[illegible]

宗 地 图



20 21 22 19 20
64 04
63 03
67 19
64 74
2 1 5
北
世 纪 大 道
咸阳市妇幼保健院
咸阳市区电力局
陕西奥星制药有限公司
5/21 1188.8
20
21
22
19
陕 西 百 应 神 药 业 公 司
图件专用章
保密资料 复制无效
编号:

绘图员：杨华 李萍
审核员：宋文华

1:1000

2001.11.26